SUPPLEMENT TO PROSPECTUS DATED JULY 31, 2007



                      BNY/IVY MULTI-STRATEGY HEDGE FUND LLC
                                  (the "Fund")
                                   ----------

     Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus:

     INFORMATION ON THE OFFERING THAT APPEARS IN THE TABLE ON THE OUTSIDE FRONT COVER OF THE PROSPECTUS IS REVISED AS FOLLOWS:

                             TOTAL OFFERING
            Amount..................................$150,000,000
            Sales Load (Placement Fee)(1)...........$  4,500,000
            Proceeds to the Fund....................$150,000,000
     ----------------
     (1)Selling Agents are authorized to charge their customers a placement fee of up to 3% of the amount of an investment in interests in the Fund ("Interests"). The table above assumes that the maximum placement fee of 3% is charged in connection with all sales of Interests. The specific amount of the placement fees charged to investors, if any, is determined by the Selling Agents. (See "Distribution Arrangements- Purchase Terms.")

THE SUMMARY OF FUND EXPENSES IS REVISED AS FOLLOWS:


                            SUMMARY OF FUND EXPENSES

     The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
  Maximum Sales Load (Placement Fee) (as a percentage of offering price)..............................................................3.00%(1)
  Repurchase Fee (as percentage of value of Interest repurchased).......1.00%
    (applies to repurchases of Interests less than one year after date of initial investment)

Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee..........................................................1.50%
Other Expenses..........................................................0.98%(2)
Acquired Fund (Portfolio Funds) Fees and Expenses.......................5.28%(3)
Total Annual Expenses...................................................7.76%(4)

(1) Selling Agents are authorized to charge their customers a placement fee of up to 3% of the amount of an investment in interests in the Fund ("Interests"). The table above assumes that the maximum placement fee of 3% is charged in connection with all sales of

        Interests. The specific amount of the placement fees charged to investors, if any, is determined by the Selling Agents. (See "Distribution Arrangements- Purchase Terms.")
(2) "Other Expenses," as shown above, is an estimate for the current fiscal year based on actual expenses of the Fund for its fiscal year ended March 31, 2007. This estimate reflects all expected ordinary operating expenses other than the Management Fee. See "Management of the Fund -- Fund Expenses."
(3) Reflects the fees and expenses of the Portfolio Funds in which the Fund invested during the fiscal year ended March 31, 2007, including incentive allocations made to Portfolio Managers of the Portfolio Funds. Typical incentive allocations to Portfolio Managers generally range between 15% to 25% of the net capital appreciation (if any) otherwise allocable to the Fund. Fees and expenses of Portfolio Funds are based on historical fees and expenses. Fees and expenses of Portfolio Funds may, in the future, be substantially higher or lower because incentive allocations are based on the performance of the Portfolio Funds, which may fluctuate over time.
(4) Total annual expenses, excluding Acquired Fund (Portfolio Funds) fees and expenses, would be 2.48%.

The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

                                         EXAMPLE 1

                               1 YEAR    3 YEARS     5 YEARS     10 YEARS
                               ------    -------     -------     --------
An investor would pay the
following expenses on a
$1,000 investment,
assuming a 5% annual
return:                         $104       $247        $381        $687

--------------------------------------------------------------------------------
                                         EXAMPLE 2

                               1 YEAR    3 YEARS     5 YEARS     10 YEARS
                               ------    -------     -------     --------
An investor would pay the
following expenses on a
$100,000 investment,
assuming a 5% annual
return:                        $10,423   $24,661     $38,124      $68,660

--------------------------------------------------------------------------------

THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE, INCLUDING THE FEES AND EXPENSES OF THE PORTFOLIO FUNDS IN WHICH THE FUND IS ALREADY INVESTED, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

THE DISCUSSION OF "DISTRIBUTION ARRANGEMENTS- PURCHASE TERMS" IS SUPPLEMENTED AS FOLLOWS (AND REPLACES THE FIRST TWO PARAGRAPHS OF THE SECTION):

     Interests are being offered only to investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $100,000. However, a $75,000 minimum investment requirement applies for investors who have at least $750,000 in assets under the management of The Bank of New York or its affiliates. Subsequent investments must be at least $25,000. These minimums may be modified by the Fund from time to time.

     An investor's Selling Agent is authorized to charge a placement fee in connection with sales of Interests (a "Placement Fee"), which may not exceed 3% of the amount of an investor's investment in Interests. The Placement Fee will be determined as a percentage of an investor's investment amount and will not constitute an investment made by the investor in the Fund. The Placement Fee may be reduced or waived as determined by an investor's Selling Agent.

     In connection with, and as compensation for selling Interests, the Adviser (or one of its affiliates) may make one-time payments from its own resources to the Distributor or Selling Agents of up to 1% of the value of Interests sold by them. In addition, the Adviser (or one of its affiliates) may make ongoing payments to the Selling Agents, as compensation for selling Interests, from its own resources in an amount up to 0.90% per annum of the aggregate value of Interests held by Members that are customers of those Selling Agents (less the amount of any investor servicing fees paid to them by the Fund).

     Compensation paid to the Distributor and Selling Agents who are members of the Financial Industry Regulatory Authority, Inc. ("FINRA") including, but not limited to, Placement Fees, one-time payments and fees for investor and account maintenance services, may not exceed 8% of the Offering Proceeds. Compensation received by the Distributor under the General Distributor's Agreement and paid by the Adviser (or one of its affiliates) to the Distributor or Selling Agents that are FINRA members have been deemed by FINRA to be underwriting compensation and are subject to this limitation.



The date of this Supplement is December 27, 2007.